Stock Purchase Plan	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK PURCHASE PLAN
STOCK PURCHASE PLAN
As of December 31, 2017, 36,584 employees contributed to the Company’s ESOP, a voluntary defined contribution plan available to all eligible salaried employees. Participants are allowed to contribute, on a pretax or after-tax basis, up to the lesser of twenty percent of their annual compensation or the maximum dollar amount allowed under the Internal Revenue Code. The Company matches one hundred percent of all contributions up to six percent of eligible employee contributions. Such participant contributions may be invested in a variety of investment funds or a Company common stock fund and may be exchanged between investments as directed by the participant. Participants are permitted to diversify both future and prior Company matching contributions previously allocated to the Company common stock fund into a variety of investment funds.
The Company made contributions to the ESOP on behalf of participating employees, representing amounts authorized by employees to be withheld from their earnings, of $138,731, $127,697 and $120,514 in 2017, 2016 and 2015, respectively. The Company’s matching contributions to the ESOP charged to operations were $90,682, $85,525 and $80,356 for 2017, 2016 and 2015, respectively.
At December 31, 2017, there were 10,033,576 shares of the Company’s common stock being held by the ESOP, representing 10.7 percent of the total number of voting shares outstanding. Shares of Company common stock credited to each member’s account under the ESOP are voted by the trustee under instructions from each individual plan member. Shares for which no instructions are received are voted by the trustee in the same proportion as those for which instructions are received.